Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

14. Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 43 vessels as at December 31, 2019 is as follows:

Amount
December 31, 2020	$236,876
December 31, 2021	172,068
December 31, 2022	142,411
December 31, 2023	106,747
Thereafter	51,698
Total minimum lease revenue, net of address commissions	$709,800